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                                                                    Exhibit 23.1




                      [McGLADREY & PULLEN, LLP LETTERHEAD]




                          INDEPENDENT AUDITOR'S CONSENT

To the Board of Directors
Duraswitch Industries, Inc.
Mesa, Arizona


We hereby consent to the use in this Registration Statement Form SB-2, Amendment No. 5 (No. 333-79969) of our report, dated October 1, 1998, relating to the consolidated financial statements of Duraswitch Industries, Inc. We also consent to the reference of our Firm under the caption "Experts" in the prospectus.


/s/ McGladrey & Pullen, LLP

Phoenix, Arizona

August 24, 1999